UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

DARA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing party: N/A

(4)	Date filed: N/A

DARA BIOSCIENCES, INC.

8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615

Dear Stockholder:

You are invited to attend the 2009 Annual Meeting of Stockholders of DARA BioSciences, Inc., which will be held on Wednesday, August 12, 2009, 11:00 a.m., local time, at our corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615. At the 2009 Annual Meeting, stockholders will be asked to elect four directors, to approve the issuance of shares of our common stock issuable in connection with the sale of units pursuant to a Securities Purchase Agreement and ratify the appointment of Ernst & Young LLP, our independent registered public accounting firm, all of which are described in detail in the notice of meeting on the following page and the accompanying proxy statement.

Our board of directors believes that the proposals being submitted for stockholder approval are in the best interests of DARA BioSciences, Inc. and its stockholders and recommends a vote “FOR” each of these proposals.

It is important that your shares be represented and voted at the 2009 Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. See “How Do I Vote?” in the proxy statement for more details. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

Richard A. Franco, Sr.

Chairman of the Board, President and Chief Executive Officer

DARA BIOSCIENCES, INC.

8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

DARA BioSciences, Inc. (“we,” “us” and “our” or the “Company”) is providing this proxy statement to holders of our common stock in connection with the solicitation of proxies by our board of directors for use at the 2009 Annual Meeting of Stockholders to be held on Wednesday, August 12, 2009, 11:00 a.m., local time, at our corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615. At the 2009 Annual Meeting, stockholders will be asked to:

1.	elect four members of our board of directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

2.	approve the issuance of shares of our common stock issuable in connection with the sale of Units comprised of shares of common stock and warrants to purchase shares of common stock pursuant to a private placement transaction;

3.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year;

4.	consider and vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the annual meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein; and

5.	transact such other business as may properly come before the annual meeting and any related adjournments or postponements.

Our board of directors has set June 26, 2009 as the record date for the 2009 Annual Meeting. This means that holders of record of our common stock at the close of business on that date are entitled to receive notice of the 2009 Annual Meeting and to vote their shares at the 2009 Annual Meeting and any related adjournments or postponements.

Only stockholders and persons holding proxies from stockholders may attend the 2009 Annual Meeting. If your shares are registered in your name, you should bring a form of photo identification to the 2009 Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. Cameras, recording devices and other electronic devices will not be permitted at the 2009 Annual Meeting.

By Order Of The Board Of Directors,

Richard A. Franco, Sr.

President and Chief Executive Officer

July 2, 2009

PROXY STATEMENT FOR THE

2009 ANNUAL MEETING OF STOCKHOLDERS

We are providing these proxy materials in connection with our 2009 Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card or voting instruction card and our 2008 Annual Report to Stockholders were first mailed to stockholders on or about July 2, 2009. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. Please read it carefully.

QUESTIONS AND ANSWERS ABOUT THE 2009 ANNUAL MEETING

Q:	Who is entitled to vote at the 2009 Annual Meeting?

A:	Holders of DARA BioSciences, Inc. common stock at the close of business on June 26, 2009, the record date for the 2009 Annual Meeting established by our board of directors (the “Board”), are entitled to receive notice of the 2009 Annual Meeting and to vote their shares at the 2009 Annual Meeting and any related adjournments or postponements.

As of the close of business on the record date, there were 33,517,296 shares of our common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote per share.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or another holder of record, these shares are held in street name.

You may examine a list of the stockholders of record as of the close of business on June 26, 2009 for any purpose germane to the 2009 Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at our corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615. This list will also be made available at the 2009 Annual Meeting.

Q:	What shares are included on the enclosed proxy card?

A:	If you are a stockholder of record only, you will receive these proxy materials from American Stock Transfer & Trust Company, LLC for all our shares that you hold directly. If you hold our shares in street name through one or more banks, brokers and/or other holders of record, you will receive these proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. Your broker, bank or nominee ought to have enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2009 Annual Meeting?

A:

The presence in person or by proxy of holders having a majority of the total votes entitled to be cast by holders of our common stock at the 2009 Annual Meeting constitutes a quorum. Shares of our common stock are counted as present at the 2009 Annual Meeting for purposes of determining whether there is a

1

quorum, if you are present and vote in person at the 2009 Annual Meeting or a proxy card has been properly submitted by you or on your behalf at the 2009 Annual Meeting, without regard to whether the proxy is marked as casting a vote or abstaining.

Abstaining votes and broker non-votes are counted for purposes of establishing a quorum, but are not counted in the election of directors and therefore have no effect on the election. In a vote on the other proposals to be considered at the 2009 Annual Meeting, an abstaining vote will have the same effect as a vote against the proposals, but a broker non-vote will not be included in the tabulation of the voting results and therefore will not affect the outcome of the vote. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

Q:	What matters will the stockholders vote on at the 2009 Annual Meeting?

The stockholders will vote on the following proposals:

•

Proposal 1—to elect four members of our board of directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

•

Proposal 2—to approve the issuance of shares of our common stock issuable in connection with the sale of Units comprised of shares of common stock and warrants to purchase shares of common stock pursuant to a private placement transaction;

•	Proposal 3—to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2009 fiscal year;

•

Proposal 4—to vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the annual meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein; and

•	to transact such other business as may properly come before the 2009 Annual Meeting and any related adjournments or postponements.

Q:	What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board of Directors?

A:	In the vote on the election of director nominees, you may vote in favor of all nominees, withhold votes as to all nominees or vote in favor of and withhold votes as to specific nominees.

The election of each of Richard A. Franco, Sr., Haywood D. Cochrane, Jr., David J. Drutz and Gail F. Lieberman as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our common stock.

The Board recommends that stockholders vote “FOR” the election of each of the nominees for director named above.

2

Q:	Why are we seeking stockholder approval for the issuance of shares of our common stock?

A:	On June 15, 2009, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors in connection with the private issuance and sale to such investors of 3,433,884 Units (the “Private Placement”). Each Unit consists of (1) one share of common stock and (2) one Warrant to purchase one share of common stock. Gross proceeds to the Company from this sale were $1,397,000, and net proceeds after placement agent fees were $1,298,180. We intend to use the net proceeds from the Private Placement for working capital.

The Purchase Agreement contemplates a total potential offering of up to $5,000,000 of Units. We intend to continue seeking additional capital through the sale of additional Units, although no additional funds have been committed as of the date hereof. If any additional Units are sold in the Private Placement, they will be sold at a subsequent closing.

Our common stock is listed on the NASDAQ Capital Market and is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Marketplace Rule 5635(d) requires an issuer to obtain stockholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer before such issuance for a price less than the greater of the book or market value of the issuer’s common stock. Based on our outstanding shares of common stock immediately prior to the initial closing under the Private Placement, to comply with Marketplace Rule 5635(d) we will need stockholder approval prior to selling any amount of Units over 6,016,682. Since we have already sold 3,433,884 Units in the Private Placement, we will require stockholder approval to sell in excess of 2,582,798 additional Units. Under the pricing formula in the Securities Purchase Agreement, if we succeed in raising significant additional capital in the Private Placement, we would expect to sell more than this number of Units.

Q:	Why did we enter into the Private Placement?

We entered into the Private Placement because we required additional capital to be able to continue to fund our operations. At March 31, 2009, our principal sources of liquidity were our cash and cash equivalents which totaled approximately $801,000 and we had net working capital of approximately ($504,000). After careful consideration of a variety of different potential financing sources, our board of directors determined the Private Placement was the best available alternative for financing at this time.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the annual meeting is required to approve the issuance of shares of our common stock pursuant to the Securities Purchase Agreement, to ratify the independent registered public accounting firm for fiscal year 2009 and to grant discretionary authority to the board of directors to postpone or adjourn the annual meeting to solicit additional proxies, if necessary. The members of our board of directors will be elected by a plurality of the votes cast at the annual meeting.

Q:	Could other matters be decided at the 2009 Annual Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2009 Annual Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2009 Annual Meeting for consideration, the proxy holders for the 2009 Annual Meeting will have the discretion to vote on those matters for stockholders who have returned their proxy.

3

Q:	If I hold my shares in street name through my broker, will my broker vote these shares for me?

A:	If you hold our shares in street name, you must provide your broker, bank or other holder of record with instructions in order to vote these shares. To do so, you should follow the directions regarding voting instructions provided to you by your bank, broker or other holder of record. Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals, which include the election of directors and the ratification of the appointment of an independent registered public accounting firm. Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to the election of directors (Proposal 1) and/or the ratification of the appointment of our independent registered public accounting firm (Proposal 3), such holder will have discretionary authority to vote your shares held in street name on these proposals at the 2009 Annual Meeting. As a result of this discretionary authority, broker non-votes will not occur in connection with Proposals 1 and 3 at the 2009 Annual Meeting.

However, banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals, including the issuance of shares of our common stock pursuant to the Securities Purchase Agreement (Proposal 2) and the grant of discretionary authority to our board of directors to adjourn or postpone the annual meeting (Proposal 4). As a result, broker non-votes will occur in connection with these proposals at the 2009 Annual Meeting. Nevertheless, a broker non-vote in connection with these proposals will have no effect on the outcome of such proposals.

Q:	What happens if I abstain?

A:	Abstentions are counted for purposes of determining whether there is a quorum but will have no effect on the outcome of any proposal for which abstentions are an option.

Q:	Can I change my vote?

A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the 2009 Annual Meeting by:

•	delivering to American Stock Transfer & Trust Company, LLC a written notice, bearing a date later than your proxy, stating that you revoke the proxy;

•	submitting a later-dated proxy relating to the same shares by mail prior to the vote at the 2009 Annual Meeting; or

•	attending the 2009 Annual Meeting and voting in person (although attendance at the 2009 Annual Meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to DARA BioSciences, Inc. c/o American Stock Transfer & Trust Company, LLC at the following address: 59 Maiden Lane, Plaza Level, New York, NY 10038. You may request a new proxy card by calling American Stock Transfer & Trust Company, LLC at 1-800-937-5449 (toll-free).

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	If you do not give specific instructions, proxies that are signed and returned will be voted “FOR” each of the proposals.

4

Q:	How are proxies solicited and what is the cost?

A:	We will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. We will also request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2009 Annual Meeting?

A:	If you have any questions about the 2009 Annual Meeting, would like to obtain directions to be able to attend the 2009 Annual Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at (919) 872-5578.

HOW DO I VOTE?

Your vote is important. You may vote by mail or by attending the 2009 Annual Meeting and voting by ballot, all as described below.

Vote by Mail

You may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to DARA BioSciences, Inc. c/o American Stock Transfer & Trust Company, LLC in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to DARA BioSciences, Inc. c/o American Stock Transfer & Trust Company, LLC at the following address: 59 Maiden Lane, Plaza Level, New York, NY 10038. Please allow sufficient time for mailing if you decide to vote by mail.

Vote at the 2009 Annual Meeting

The method or timing of your vote will not limit your right to vote at the 2009 Annual Meeting if you attend the 2009 Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the 2009 Annual Meeting. You should allow yourself enough time prior to the 2009 Annual Meeting to obtain this proxy from the holder of record.

Street name holders may submit a proxy by telephone or the Internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.

5

PROPOSAL 1

ELECTION OF DIRECTORS

Proposal and Required Vote

At the upcoming 2009 Annual Meeting, a board of four directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our board of directors). Information concerning all director nominees appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board’s nominees are incumbent directors of the Company.

The election of each of Richard A. Franco, Sr., Haywood D. Cochrane, Jr., David J. Drutz and Gail F. Lieberman as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our common stock.

The Board recommends that stockholders vote “FOR” the election of each of its nominees for director named below.

Information Concerning Director Nominees

Background information about the Board’s nominees for election is set forth below.

Richard A. Franco, Sr., R. Ph., age 68, has served as our Chief Executive Officer and a member of our board of directors since January 1, 2009 and our President since February 6, 2009. Previously, Mr. Franco served as our Chairman of the Board from October 2007 until March 2008, as President, Chief Executive Officer from January 1, 2007 until March 2008 and as President and a member of our board of directors from 2005 until March 2008. Mr. Franco has been a leader in the pharmaceutical and medical industry for more than 35 years. Prior to joining our management team, Mr. Franco co-founded LipoScience, Inc., a private medical technology and diagnostics company, and served as president, CEO and director of that company. Prior to founding LipoScience, Inc., Mr. Franco served as president, CEO and director of Trimeris, Inc., a biopharmaceutical company (NASDAQ: TRMS). Mr. Franco was employed for more than a decade with Glaxo Inc. (now GlaxoSmithKline), where he served as a member of the Executive Committee, vice president and general manager of Glaxo Dermatology and the Cerenex Division and vice president of Commercial Development and Marketing. Prior to joining Glaxo, he held positions of increasing responsibility during a 16 year period at Eli Lilly & Company (NYSE: LLY). Mr. Franco currently is a director of Salix Pharmaceuticals, Ltd. (NASDAQ: SLXP), a specialty pharmaceutical company; NeoMatrix, LLC, a private medical technology company commercializing screening systems for breast cancer detection, and Chapter President and Director of the Research Triangle Chapter of the National Association of Corporate Directors (NACD). Mr. Franco earned a Bachelor of Science degree in pharmacy from St. John’s University and did his graduate work in pharmaceutical marketing and management at Long Island University.

Haywood D. Cochrane, Jr., age 59, has served as a member of our board of directors since February 2008. Mr. Cochrane served as Vice Chairman and a director of I-Trax, Inc. (AMEX: DMX), a publicly traded, total population health management and productivity company, from 2004 to 2008. He joined I-Trax when I-Trax acquired CHD Meridian Healthcare where he served as Chairman and Chief Executive Officer from 1997 to 2004. Mr. Cochrane has over 20 years of healthcare experience in executive and senior management positions, including Senior Vice President and Chief Operating Officer of Roche Biomedical Laboratories, President and Chief Executive Officer of Allied Clinical Laboratories and Executive Vice President and Chief Financial Officer of Laboratory Corporation of America. Mr. Cochrane earned an A.B. degree in Political Science from the University of North Carolina at Chapel Hill where he was a Morehead Scholar.

David J. Drutz, M.D., age 71, has served as a member of our board of directors since February 2008. Dr. Drutz currently serves as Chairman of the board of directors of Tranzyme Inc. and as a director of MethylGene Inc. (TSX: MYG), a biopharmaceuticals company. He has been a General Partner with Pacific Rim Ventures (Tokyo, Japan) since 1999. Pacific Rim Ventures (PRV) is focused on global biotechnology investment opportunities in the area of the life sciences. He has also been President of Pacific Biopharma Associates, a biotechnology consulting firm, since 1999. Dr. Drutz was formerly Vice President Biological Sciences (Drug Discovery) and Vice President Clinical Research (AIDS therapeutics) at Smith Kline and French Laboratories in King of Prussia, Pennsylvania, and Vice President Clinical Development, Daiichi Pharmaceutical Corporation, Ft. Lee, New Jersey. At Daiichi, he was responsible for the development of five anti-infective and oncology products. Dr. Drutz left Daiichi in 1990 to enter the biotechnology industry. Before joining PRV he was President and Chief Executive Officer of Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH), a company specializing in therapeutics for diseases of the respiratory tract and other mucus membrane surfaces. Dr. Drutz received his M.D. degree at the University of Louisville, and postgraduate medical training at Vanderbilt University, following which he served as a U.S. Navy medical officer in Taiwan, Vietnam and the Philippines. He held senior faculty positions at the University of California, San Francisco, University of Texas and the University of Pennsylvania. He is board-certified in Internal Medicine, and a Fellow of the American College of Physicians and the Infectious Diseases Society of America.

Gail F. Lieberman, age 65, has served as a member of our board of directors since April 2009. Ms. Lieberman is the founder and Managing Partner of Rudder Capital, LLC, which provides financial and strategic advisory services for middle-market companies including M&A advisory and strategic consulting. She has been a Chief Financial Officer for Fortune 500 companies: Thomson Corporation’s Financial & Professional Publishing division, Moody’s Investor Service (D&B) and Scali, McCabe, Sloves (Ogilvy Group). Ms. Lieberman has served as a director for three public companies in the healthcare and aerospace sectors: I-Trax, Inc. (AMEX: DMX) from 2004-2008, TriPath Imaging Inc. (NASDAQ: TPTH) from 2005-2006 and Breeze-Eastern Corporation (AMEX: BZC). In addition, she sits on several advisory boards and non-profit boards including NY Report and Urban Glass. Ms. Lieberman holds a B.A. in Mathematics and Physics and an M.B.A. in Finance from Temple University.

Merger Transaction

On February 12, 2008, DARA BioSciences, Inc., formerly known as Point Therapeutics, Inc. (“Point”), completed the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger dated October 9, 2007, as amended December 19, 2007, among the Company, DP Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and DARA BioSciences, Inc., a privately-held development stage pharmaceutical company based in Raleigh, North Carolina (“DARA”).

As a result of the transaction, the former DARA stockholders received 96.4% of the Company’s outstanding shares of common stock on a fully-diluted basis and Merger Sub merged with and into DARA, with DARA surviving as a wholly-owned subsidiary of the Company. Upon consummation of the Merger, the Company changed its name to DARA BioSciences, Inc.

2

Corporate Governance

Director Independence. Under the NASDAQ Stock Market Rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by the NASDAQ Stock Market Rules.

The Board has determined that each of Messrs. Cochrane and Drutz and Ms. Lieberman is independent. Additionally, the Audit Committee and the Compensation Committee are each composed entirely of directors who are independent under the NASDAQ Stock Market Rules and the applicable rules of the United States Securities and Exchange Commission (“SEC”).

During the 2008 fiscal year, the following individuals served as members of our board of directors: Geert Cauwenbergh, Haywood D. Cochrane, Jr., Thomas D’Alonzo, David J. Drutz, Kurt Eichler, Richard A. Franco, Sr., Steve Gorlin, Hamilton Jordan and Stuart L. McWhorter. Each of such directors, other than Mr. Franco and Mr. Gorlin, was “independent” as such term is defined in the listing standards of the NASDAQ Stock Market and the applicable SEC rules.

Prior to the Merger, the following individuals served as members of Point’s board of directors: Timothy J. Barberich, Richard J. Benjamin, Thomas M. Claflin II, Donald R. Kiepert, Jr., Larry G. Pickering, Daniel T. Roble and William J. Whelan, Jr. Each of such directors, other than Mr. Kiepert, was “independent” as such term is defined in the listing standards of the NASDAQ Stock Market and the applicable SEC rules.

Director Nominations. Our independent directors consider and recommend candidates for election to the board of directors and nominees for committee memberships and committee chairs. The majority of the independent directors recommend director candidates to the full Board for approval.

The Company does not have a standing nominating committee nor has it adopted a nominating committee charter. Given our limited available resources and that NASDAQ does not require us to have a nominating committee, the Board has determined that it is in the Company’s best interests to have a majority of the independent directors recommend director nominees to the full Board for approval.

Generally, when evaluating and recommending candidates for election to the board of directors, the independent directors will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the independent directors may also seek input from the Board, executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The independent directors will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations to the Board”.

The Board and Board Committees

The Board. Following the Merger, the Board met 12 times during 2008. During 2008, all then incumbent directors attended all of the meetings of the Board and the Board committees on which they

3

served. Directors are not required to attend annual meetings of our stockholders. In February 2008, none of our directors attended our 2008 Annual Meeting of Stockholders.

The Board currently has two standing committees: the Audit Committee and the Compensation Committee. The Company no longer has a standing Nominating and Corporate Governance Committee for the reasons described in “Director Nominations”.

Board Committees. The following table sets forth the current members of each standing Committee:

Director Name	Audit Committee	Compensation Committee
Haywood D. Cochrane, Jr.	Chair	X
David J. Drutz, M.D.	X	Chair
Gail F. Lieberman	X	X

Audit Committee. The Audit Committee functions pursuant to a written charter adopted by the board of directors, a copy of which may be found at our website http://www.darabiosciences.com under the Investor Relations section and Corporate Governance Highlights subsection. The Audit Committee is appointed by the Board to assist the Board with a variety of matters described in its charter, which include monitoring (1) the integrity of our financial statements, (2) the effectiveness of our internal control over financial reporting, (3) the qualifications and independence of our independent registered public accounting firm, (4) the performance of our internal audit function and independent registered public accounting firm and (5) our compliance with legal and regulatory requirements. Following the Merger, the Audit Committee met three times during 2008. The formal report of the Audit Committee is set forth on page 5.

The Board has determined that Mr. Cochrane is an “audit committee financial expert” as such term is defined under Regulation S-K, Item 407(d)(5)(ii), and that he is independent under the current rules of the NASDAQ Stock Market and SEC rules and regulations.

Compensation Committee. The Compensation Committee functions pursuant to a written charter adopted by the board of directors, a copy of which may be found at our website http://www.darabiosciences.com under the Investor Relations section and Corporate Governance Highlights subsection. The Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of our Chief Executive Officer and our other executive officers and has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect our executive officers. The Committee also assists the Board in developing and evaluating potential candidates for executive positions and overseeing the development of succession planning. All of the members of the committee are independent directors within the meaning of the applicable NASDAQ listing standards. Following the Merger, the Compensation Committee met three times during 2008.

Stockholder Recommendations to the Board

The Board will also evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by the Board, assuming that

4

appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation discussed below is followed.

The Board will consider qualified candidates for director recommended and submitted by stockholders. Submissions that meet the then current criteria for board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date of that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the board of directors, at our principal office, Attention: Corporate Secretary.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, Attention: Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submission will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee operates under a written charter, which has been adopted by the Board. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board with the monitoring of (1) the integrity of the Company’s financial statements, (2) the effectiveness of the Company’s internal control over financial reporting, (3) the qualifications and independence of the Company’s independent registered public accounting firm, (4) the performance of the Company’s internal audit function and independent registered public accounting firm and (5) the Company’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations. These responsibilities rest with management and the Company’s independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2008 with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the 2008 fiscal year.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Committee has received during the past fiscal year the written disclosures and the letter from

5

the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2008 be included in its Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Members of the Audit Committee*

Haywood D. Cochrane, Jr. (Chair)

Geert Cauwenbergh

David J. Drutz, M.D.

*	Geert Cauwenbergh is no longer a member of the Audit Committee or the Board. His name is listed on the Audit Committee Report because he was a member of the Audit Committee in 2008 and at the time of the Audit Committee’s review of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

INFORMATION CONCERNING EXECUTIVE OFFICERS

WHO ARE NOT DIRECTORS

Background information about our executive officers who are not nominees for election as directors is set forth below.

Ann A. Rosar, age 57, has served as our Chief Accounting Officer since January 9, 2009 and as our Controller since November 2007. Ms. Rosar has over twenty years experience in finance with publicly held companies and more than ten years experience regarding regulatory reporting requirements. Prior to joining the Company, Ms. Rosar worked for Cicero, Inc. in various roles, including the Manager of Financial Reporting and Accounting from June 2006 to November 2007, Manager of Financial Analysis and Treasury from May 2001 to June 2006 and Senior Financial Analyst from May 2000 to May 2001. Prior to that position, she served as Senior Financial Analyst-Business Operations for Nextel Communications. Ms. Rosar received a M.B.A. in Finance from the University of Houston and received her undergraduate degree from North Carolina State University.

Vote Required for Approval

In the election of directors, the director nominees receiving the most affirmative votes of the shares of our common stock represented and entitled to vote at the 2009 Annual Meeting will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors.

Board Recommendation

The board of directors recommends a vote “FOR” each nominee.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned by the individuals that served as our Principal Executive Officer during 2008 and our most highly compensated executive

6

officer other than the individuals who served as our Principal Executive Officer during 2008 (collectively, the “named executive officers”):

2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard A. Franco, Sr., R. Ph. Former Chairman, Chief Executive Officer and President	2008 2007	133,333 544,259	(20,471 —)	— 97,500	112,863 641,759

John Didsbury, Ph.D. Former President and Chief Operating Chief	2008 2007	294,359 252,083	272,467 —	— 50,417	566,826 302,500

John Thomas Former Chief Financial Officer and Secretary	2008 2007	134,500 163,000	42,961 —	— 32,600	177,461 195,600

(1)	The amounts shown in this column indicate the dollar amount of compensation cost recognized by us for financial statement reporting purposes in 2007 and 2008 pursuant to FAS 123R for stock option awards granted in 2007, 2008 and in prior years. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see Note 12 to the consolidated financial statements included in our Form 10-K for the year ended December 31, 2008. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

The following table sets forth information concerning the compensation earned by Point’s Principal Executive Officer and its most highly compensated executive officer other than its Principal Executive Officer prior to the Merger:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Donald R. Kiepert, Jr. Point Chairman, Chief Executive Officer and President	2008 2007	— 217,248	— 91,221	25,000 474,565	(2) (3)	25,000 783,034

Richard M. Small Point Senior Vice President, Chief Financial Officer and President	2008 2007	— 148,734	— 54,620	25,000 339,312	(2) (3)	25,000 542,666

7

(1)	The amounts shown in this column indicate the dollar amount of compensation cost recognized by Point for financial statement reporting purposes in 2007 pursuant to FAS 123R for stock option awards granted in 2007 and in prior years. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see Note 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)	These amounts consist of severance and benefit reimbursement payments received in connection with the Merger pursuant to such individual’s employment agreement net of amounts accrued for severance in 2007.

(3)	These amounts consisted of (i) severance paid, (ii) severance accrued, (iii) consulting fee, (iv) vacation (v) benefits accrued, and (vi) matching contributions to 401(k) Plan and (vi) reimbursement of health club membership fees as follows:

	Severance Paid ($)	Severance Accrued ($)	Consulting Fees ($)	Vacation ($)	Benefits Accrued ($)	Matching Contribution to 401(k) Plan ($)	Health Club Membership ($)	Total ($)
Donald R. Kiepert, Jr.	88,454	294,846	33,438	25,799	25,000	6,634	394	474,565
Richard M. Small	60,577	201,923	27,000	17,668	25,000	6,750	394	339,312

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
John R. Didsbury	154,710 23,205 200,370 64,462 62,500	— 7,737 200,372 64,463 187,500	— — — — —	$ $ $ $ $	2.33 2.33 2.33 2.62 1.40	11/28/15 04/18/16 04/01/17 09/21/17 09/09/18
John C. Thomas, Jr.	154,710 51,570 51,570 9,669	— — 51,570 29,009	— — — —	$ $ $ $	1.55 2.33 2.62 1.40	01/25/15 10/18/15 09/21/17 09/09/18

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes the number of outstanding options granted to employees, directors and consultants, as well as the number of securities remaining available for future issuance our equity compensation plans as of December 31, 2008.

8

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding option warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	2,228,213	$2.15	4,041,408
Equity compensation plans not approved by security holders	—	—	—

Total	2,228,213	$2.15	4,041,408

2008 DIRECTOR COMPENSATION

In connection with the Merger, we adopted a new compensation program for our non-employee directors that included cash compensation components as follows:

•	an annual board retainer of $15,000;

•	board meeting fees of $2,500 for in person meetings and $1,000 for telephonic meetings;

•	committee membership retainers of $2,500;

•	chair retainers of $5,000 for service as chairman of a committee.

In light of cash constraints, in December 2008, these cash compensation components were eliminated.

Each non-employee director also receives an initial grant of 35,000 shares of restricted common stock. One-fourth of such shares vest on the grant date and the remainder vest in three equal annual installments as noted in the Stock Award Agreement. In addition, each non-employee director receives an annual grant of 5,000 shares of restricted common stock which vest on the first anniversary of the date of grant.

The following table sets forth information concerning the compensation earned by the individuals serving as non-employee directors during 2008:

9

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)
David J. Drutz	24,167	33,534	—	57,701
Haywood D. Cochrane, Jr.	25,708	33,534	—	59,243
Geert Cauwenbergh	8,875	20,335	—	29,210
Steve Gorlin	—	—	—	—
Tom D’Alonzo	30,540	—	11,156	41,697
Stuart McWhorter	26,582	—	33,116	59,697
Kurt Eichler	25,582	—	11,156	36,738
W. Hamilton Jordan	1,707	35,887	35,887	73,481

Based on the December 2008, Board of Directors’ action regarding the elimination of cash compensation due to the Company’s cash constraints, the Company did not pay $65,417 in director fees for the fourth quarter of 2008.

(1)	The amounts shown in this column indicate the dollar amount of compensation cost recognized by us for financial statement reporting purposes in 2007 pursuant to FAS 123R for awards of restricted stock granted in 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information regarding the assumptions made in calculating these amounts, see Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

The table below provides the number of shares of restricted stock held by each non-employee director as of December 31, 2008.

Non-Employee Director Name	Number of Vested Shares	Number of Unvested Shares
David J. Drutz	8,750	26,250
Haywood D. Cochrane, Jr.	8,750	26,250
Geert Cauwenbergh	8,750	26,250

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table shows information known to us with respect to the beneficial ownership of our common stock as of June 22, 2009 by:

•	each person (or group of affiliated persons) who owns beneficially fiver percent (5%) or more of our common stock;

•	each of our directors;

10

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

Except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. The percentage ownership is based on 33,517,296 shares of common stock outstanding as of June 22, 2009. Each share of common stock outstanding on the record date is entitled to one vote on each matter considered at the 2009 Annual Meeting. Unless otherwise indicated, the address for each of the individuals listed below is c/o DARA BioSciences, Inc., 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615.

	Amount and Nature of Beneficial Ownership
Name and Beneficial Owner	Common Stock		Shares Subject to Options(1)	Total	Percentage of Class
Directors
Haywood D. Cochrane, Jr.	39,167		—	39,167	*
David J. Drutz	39,167		—	39,167	*
Gail F. Lieberman	—		12,500	12,500	*

Executive Officers
Richard A. Franco, Sr.	447,820		333,333	781,153	2.3%
Ann A. Rosar	—		32,321	—	*
Directors and Executive Officers as a group (5 persons)	526,154		378,064	871,987	2.6%

Five Percent Holders
Steve Gorlin	2,168,189	(2)	—	2,168,189	6.5%

*	Less than one percent.

(1)	Represents shares subject to options which are exercisable within 60 days.

(2)	Information is based on a Schedule 13D filed with the SEC by Steve Gorlin and the Steve Gorlin Revocable Trust on February 29, 2008. The Schedule 13D indicates that these shares are held by the Steve Gorlin Revocable Trust and Steve Gorlin serves as trustee for the Steve Gorlin Revocable Trust and, in such capacity, exercises sole voting and investment authority with respect to the shares held by such entity. Mr. Gorlin’s address is 1234 Airport Road, Suite 105, Destin, Florida 32541.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and any persons who beneficially own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of

11

our common stock. Such persons are required by SEC regulations to furnish us with all copies of Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports received by us and written representations that no other reports were required, we believe that during the year ended December 31, 2008, our directors, officers and ten-percent stockholders complied with their Section 16(a) filing requirements, except that Mr. Franco and John Didsbury, a former officer of the Company, each filed a Form 4 one day late with respect to February 22, 2008 acquisitions of our common stock.

Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2008, all filing requirements were timely satisfied except that Mr. Franco and John Didsbury, a former officer of the company, each filed a Form 4 one day late with respect to February 22, 2008 acquisitions of our common stock.

PROPOSAL 2

APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK

ISSUABLE IN CONNECTION WITH THE SALE OF UNITS

PURSUANT TO THE SECURITIES PURCHASE AGREEMENT

General

On June 15, 2009, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors in connection with the private issuance and sale to such investors of 3,433,884 Units (the “Private Placement”). Gross proceeds to the Company from this sale were $1,397,000, and net proceeds after placement agent fees were $1,298,180. We intend to use the net proceeds from the Private Placement for working capital.

Each Unit consists of (1) one share of common stock and (2) one warrant to purchase one share of common stock (a “Warrant”). The Units were issued and sold to investors at a price per Unit equal to the average of the closing sales price on the Nasdaq Capital Market for one share of common stock for the period of twenty (20) trading days ending on the last trading day prior to the date the investor executed the securities purchase agreement and deposited the purchase price. With this pricing mechanism, different investors paid different prices in the Private Placement depending on when they signed the Purchase Agreement and submitted their funds. Purchase prices ranged from $.39 to $.55 per Unit. Each Warrant has an exercise price equal to $.46, which was the consolidated closing bid price on the trading day prior to the closing date. The Warrants are exercisable beginning 12 months after the date of issuance with an expiration date of 5 years after the date of issuance.

The Purchase Agreement contemplates a total potential offering of up to $5,000,000 of Units. We intend to continue seeking additional capital through the sale of additional Units, although no additional funds have been committed as of the date hereof. If any additional Units are sold in the Private Placement, they will be sold at a subsequent closing.

We entered into the Private Placement because we required additional capital to be able to continue to fund our operations. At March 31, 2009, our principal sources of liquidity were our cash and cash equivalents which totaled approximately $801,000 and we had net working capital of approximately ($504,000). After careful consideration of a variety of different potential financing sources, the Board determined the Private Placement was the best available alternative for financing at this time.

12

NASDAQ Shareholder Approval Requirements

Our common stock is listed on the NASDAQ Capital Market and is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Marketplace Rule 5635(d) requires an issuer to obtain stockholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer before such issuance for a price less than the greater of the book or market value of the issuer’s common stock. Based on our outstanding shares of common stock immediately prior to the initial closing under the Private Placement, to comply with Marketplace Rule 5635(d) we will need stockholder approval prior to selling any amount of Units over 6,016,682. Since we have already sold 3,433,884 Units in the Private Placement, we will require stockholder approval to sell in excess of 2,582,798 additional Units. Under the pricing formula in the Securities Purchase Agreement, if we succeed in raising significant additional capital in the Private Placement, we would expect to sell more than this number of Units.

Agents and Related Fees

We engaged Gilford Securities Incorporated and Waveland Capital Partners LLC to act as co-placement agents (each, a “Co-Placement Agent”) with respect to the issuance and sale of Units. In consideration for their services, we agreed to pay to each Co-Placement Agent: (i) an engagement fee up to $10,000, of which $5,000 was payable upon execution of the underlying agreement and $5,000 was to be paid upon the Company’s receipt of $500,000 in Unit sales due to the efforts of such Co-Placement Agent, and (ii) a cash commission equal to 6% of the gross proceeds actually received by us at each closing from the Purchasers first introduced by us by such Co-Placement Agent. At each closing, we also agreed to issue to each Co-Placement Agent or its designee a warrant to purchase such number of shares of our common stock equal to 5% of the number of units sold to the Purchasers first introduced to us by such Co-Placement Agent.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights or other similar rights in connection with the transactions contemplated by the Securities Purchase Agreement.

Summary of Terms of the Securities Purchase Agreement

The terms and conditions of the private placement are set forth in the Securities Purchase Agreement. We have summarized the material provisions of that agreement below. The following summary is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is attached as Appendix A to this proxy statement. We urge you to read the Securities Purchase Agreement in its entirety. Capitalized terms used in this summary and not otherwise defined herein have the meanings give to such terms in the Securities Purchase Agreement.

Representations and Warranties

We provided the Purchasers with representations and warranties in the Securities Purchase Agreement customary for transactions of this nature, including among others representations and warranties addressing:

•	our corporate organization, qualification to do business and similar corporate matters;

•	the authorization and enforceability of the transactions contemplated by the Securities Purchase Agreement;

13

•	our capital structure;

•	our filings with the SEC, our financial statements, tax returns and our material agreements;

•

the absence of any material adverse effect on our business, operations, assets, financial condition or prospects on our ability to perform our obligations pursuant to the transactions contemplated by the Securities Purchase Agreement and the absence of certain changes with respect to our capital stock, business loss or liabilities; in each case, since December 31, 2008; and

•	the absence of brokerage commission, placement agent fees or similar payments related to the Securities Purchase Agreement, except for fees payable to the Co-Placement Agents.

In addition, each Purchaser made customary representations and warranties to us that generally relate to its organization, authorization, binding effect and enforceability of the Transaction Agreements, and its status as an accredited investor under the applicable securities laws.

Covenants

The Securities Purchase Agreement contains the following covenants:

•

we agree to, as long as any Purchaser owns any Securities, to timely file all reports required to be filed pursuant to the Exchange Act and, if we are not required to file reports pursuant to the Exchange Act, to furnish to the Purchasers and make publicly available such information as is required for the Purchaser to sell the Securities under Rule 144;

•

we agree to indemnify the Purchasers and each Purchaser Party from any and all losses, liabilities, claims, costs and expenses that any such party may suffer relating to (a) any breach of the representations, warranties, covenants or agreements made by us in the Securities Purchase Agreement or other Transaction Agreements or (b) any action instituted against a Purchaser by our stockholders with respect to the transactions contemplated by the Transaction Agreements;

•

we agree to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of our common stock for the purposes of issuing shares of our common stock pursuant to the Securities Purchase Agreement and the exercise of any warrants contemplated thereby;

•	we agree to deliver the securities purchased by each Purchaser at each closing to such Purchaser within three days of the applicable closing date; and

•	we agree, if necessary, to seek stockholder approval in compliance with the rules and regulations of the NASDAQ Capital Market.

Certain Risks Associated with the Issuance of Common Stock

Our stockholders may experience significant dilution upon the issuance of the securities pursuant to the Private Placement.

14

The issuance of shares issuable in connection with the sale of additional Units (including shares of our common stock included in such additional Units or issuable upon exercise of the related Warrants) will dilute our current stockholder’s existing holdings of common stock, potentially significantly.

Effect of Non-Approval of Proposal 2

If our stockholders do not approve Proposal 2, then we would not issue any amount of Units over 6,016,682. In that event, there would be risk that we may not be able to raise sufficient capital to finance our ongoing operations and may have to further reduce or eliminate some or all of our clinical programs or operations.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock represented and entitled to vote at our annual meeting is required to approve the issuance of common stock issuable in connection with the sale of Units pursuant to the Securities Purchase Agreement. This proposal is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal and will have the same effect as shares voted against this Proposal 2.

Board Recommendation

The board of directors recommends that you vote “FOR” the approval of the issuance of common stock issuable in connection with the sale of Units in the Private Placement.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009

General

Our board of directors appointed Ernst & Young LLP to examine our financial statements for the 2009 fiscal year. This selection is being presented to our stockholders for ratification at the annual meeting. Representatives of Ernst & Young LLP are not expected to be present at the annual meeting.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our consolidated financial statements for the fiscal year ended December 31, 2008 and Point’s consolidated financial statements for the fiscal year ended December 31, 2007 and fees billed for other services rendered by Ernst & Young LLP during those periods.

The aggregate fees billed for professional services by Ernst & Young LLP in 2008 and 2007 for these various services were:

15

	2008	2007
Audit fees(1)	$352,985	$194,986
Audit-related fees(2)	6,500	—
Tax fees(3)	15,000	17,500
All other fees	—	—

Total	$374,485	$212,486

(1)	Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and also includes fees billed for consents, comfort letters and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees consist of assurance and related services relating to concerning financial accounting and reporting standards not classified as audit fees.

(3)	Tax fees principally included review of and consultation regarding the Company’s federal and state tax returns and tax planning.

The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Ernst & Young LLP and determined that such services are compatible with maintaining such independence.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock represented and entitled to vote at our annual meeting is required to approve the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2009.

If stockholders fail to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for 2009, the Audit Committee and the board of directors will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee and the board may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

The board of directors recommends a vote “FOR” the ratification of Ernst & Young LLP as its independent registered public accounting firm for fiscal year 2009.

16

PROPOSAL 4

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS

TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO A LATER DATE

At the 2009 Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to grant discretionary authority to our board of directors to adjourn or postpone the annual meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.

If at the 2009 Annual Meeting, the number of shares of our common stock present or represented and voting in favor of the proposals submitted herein is insufficient under Delaware law to approve such proposals, our board of directors intends to move to adjourn the annual meeting in order to enable the Board to solicit additional proxies in favor of the proposals. In that event, we will ask our stockholders to vote only upon this Proposal 4 and not Proposals 1 through 3.

In this Proposal 4, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting the discretionary authority to the Board to adjourn or postpone the 2009 Annual Meeting, and any later adjournments, in order to enable the Board to solicit additional proxies in favor of the proposals submitted herein. If the stockholders approve this Proposal 4, our Board could adjourn or postpone the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit proxies from stockholders in favor of Proposals 1 through 3, including soliciting proxies from stockholders who have previously voted against such proposals. Among other things, approval of this Proposal 4 could mean that, even if proxies representing a sufficient number of votes against any of the submitted proposals have been submitted to defeat them, the Board could adjourn the annual meeting without a vote on such proposals and during that period, seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

The Board believes that if the number of shares of its common stock present or represented at the 2009 Annual Meeting and voting in favor of the proposals submitted herein is insufficient to approve such proposals, it is in the best interests of our stockholders to enable our board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals to bring about their approval.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock represented and entitled to vote at our annual meeting is required to grant discretionary authority to our board of directors to adjourn or postpone the 2009 Annual Meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the grant of discretionary authority to the board to adjourn or postpone the annual meeting.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2010 Annual Meeting of Stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters in a reasonable time before we begin to print and send our proxy materials. Such proposal

17

must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additionally, under applicable SEC rules, the persons named in the proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders would have discretionary authority to vote on any such untimely proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors reviews and approves all related party transactions on an as needed basis. The Company incurred expenses of approximately $15,200 during the year ended December 31, 2008 related to aircraft usage from an entity owned by the former Co-Chairman of the Board, Steve Gorlin. Mr. Gorlin resigned from his position January 2009.

CODE OF ETHICS AND CONDUCT

Our board of directors adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any shareholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available in the Investor Relations section of our website at http://www.darabiosciences.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

The following items in documents filed by the Company with the SEC are incorporated by reference into this proxy statement:

•	Items 6, 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and

•	Items 1, 2 and 3 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

A copy of any of the documents referred to above will be furnished, without charge, by writing to DARA BioSciences, Inc., Attention: Investor Relations, 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.darabiosciences.com.

18

ANNUAL REPORTS

Upon written request to our Corporate Secretary at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, we will provide without charge to each person solicited an additional copy of our 2008 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. We will furnish requesting stockholders with any exhibit not contained in our 2008 Annual Report on Form 10-K upon payment of a reasonable fee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The proxy statement and annual report to stockholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=219408&p=proxy.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

By Order of the Board of Directors,

Richard A. Franco, Sr.

President and Chief Executive Officer

Raleigh, North Carolina

Dated: July 2, 2009

19

Appendix A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of             , 2009, among DARA BioSciences, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, that aggregate number of Units (as hereinafter defined) set forth on such Purchaser’s signature page to this Agreement (which aggregate amount of Units for all Purchasers together (the “Total Units”) shall not have an aggregate purchase price exceeding $5,000,000 (the “Purchase Price Cap”). Each “Unit” shall consist of (i) one Share of Common Stock, and (ii) one Warrant (in each case, as defined below);

WHEREAS, subject to the terms and conditions set forth in this Agreement, up to an aggregate number of 6,016,682 Units, as determined in the discretion of the Company (the “Initial Units”), will be issued and sold to the Purchasers on the First Closing Date (as defined below) at a price per Unit equal to the average of the closing sales price on the Nasdaq Capital Market (trading symbol “DARA”) for one share of Common Stock for the period of twenty (20) Trading Days (as defined below) ending on the last Trading Day prior to the date Purchaser executes this Agreement and deposits the full Aggregate Purchase Price (as defined below) into the Escrow Account (as defined below) (the “Purchase Price”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement, an amount up to the difference between Total Units and the aggregate number of Initial Units sold on the First Closing Date (the “Remaining Units”) may be issued and sold to the Purchasers on the Second Closing Date (as defined below) at a price per Unit equal to the Purchase Price.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Aggregate Purchase Price” means, as to each Purchaser, the aggregate amount to be paid by such Purchaser for Units purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Aggregate Purchase Price”, in United States Dollars and in immediately available funds.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means either the First Closing or the Second Closing.

“Closing Date” means either the First Closing Date or the Second Closing Date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $.01 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company’s Counsel” means K&L Gates, LLP, having an office at 4350 Lassiter at North Hills Avenue, Suite 300, Raleigh, North Carolina 27609.

“Co-Placement Agents” means Gilford Securities Incorporated and Waveland Capital Partners LLC.

“Discussion Time”, with respect to each Purchaser, means the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof.

“Escrow Account” has the meaning ascribed to such term in Section 2.1(c).

“Escrow Agent” means Wachovia Bank, N.A.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“First Closing” has the meaning ascribed to such term in Section 2.1(a).

“First Closing Date” has the meaning ascribed to such term in Section 2.1(a).

“Initial Units” has the meaning ascribed to such term in the recitals to this Agreement.

“Intellectual Property” has the meaning ascribed to such term in Section 3.1(k).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” has the meaning ascribed to such term in Section 3.1(a).

“Nasdaq Stockholder Approval Requirement” has the meaning ascribed to such term in Section 4.9.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” has the meaning ascribed to such term in the recitals to this Agreement.

“Purchase Price Cap” has the meaning ascribed to such term in the recitals to this Agreement.

“Purchaser Party” has the meaning ascribed to such term in Section 4.6.

“Remaining Units” has the meaning ascribed to such term in the recitals to this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning ascribed to such term in Section 3.1.

“Second Closing” has the meaning ascribed to such term in Section 2.1(b).

“Second Closing Date” has the meaning ascribed to such term in Section 2.1(b).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” has the meaning ascribed to such term in the recitals to this Agreement.

“Shares” means shares of the Company’s Common Stock.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stockholder Approval Condition” has the meaning ascribed to such term in Section 2.4(c).

“Stockholder Approval Termination Date” has the meaning ascribed to such term in Section 4.12.

“Subsidiary” has the meaning ascribed to such term in Section 3.1(a).

“Total Units” has the meaning ascribed to such term in the recitals to this Agreement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board.

“Transaction Agreements” means this Agreement, the Warrants and any other agreements executed in connection with the transactions contemplated hereunder.

“Unit” has the meaning ascribed to such term in the recitals to this Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Stock is not then quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company.

“Warrants” means collectively the Common Stock purchase warrants, in the form of Exhibit A attached hereto and delivered to the Purchasers at a Closing in accordance with Article II hereof, which Warrants shall be exercisable beginning on the date that is 12 months after the date hereof and have a term of exercise equal to 5 years.

“Warrant Exercise Price” has the meaning ascribed to such term in Section 2.2(a)(ii).

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale of Units. Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each of the Purchasers, such number of Units set forth on such Purchaser’s signature page to this Agreement. Subject to the terms and conditions of this Agreement, such purchases and sales shall take place at the First Closing and/or the Second Closing (if applicable) in the order of the dates on which Purchasers deliver to the Company their executed signature pages to this Agreement and deposit funds in the Escrow Account pursuant to Section 2.1(c); provided, however, if one or more signature pages are received by the Company and related Escrow Account fundings occur on the same date, and if the sale of the Units represented thereby would result in the total number of Initial Units, along with any shares or warrants issued contemporaneously therewith, such as placement agent warrants, required to be counted together therewith for purposes of the Nasdaq Approval Requirement prior to the sale thereof, then the Company shall allocate such Units between Initial Units (to be purchased and sold at the First Closing subject to the terms and conditions of this Agreement) and Remaining Units (to be purchased and sold at the Second Closing subject to the terms and conditions of this Agreement) in its sole discretion. By their signatures to this Agreement, the Purchasers expressly acknowledge and agree that there is no minimum number of Units required to be sold at any Closing under this Agreement. No investment should be made in the Company pursuant to this Agreement based on any assumption or expectation by any Purchaser that any minimum number of Units will be sold hereunder. Notwithstanding any other provision of this Agreement, in no event shall the Company sell or issue, or be required to sell or issue, pursuant to this Agreement any Units that would cause the Company to sell or issue Units in excess of the Purchase Price Cap.

(a) First Closing. The first closing of the purchase and sale of the Initial Units (the “First Closing”) shall be held at the offices of the Company’s Counsel, on June 15, 2009 at 11:00 a.m., New York time, or at such other time (on or prior to June 30, 2009) and place designated by the Company and the Co-Placement Agents (the “First Closing Date”).

(b) Second Closing. If applicable, a closing of the purchase and sale of the Remaining Units (the “Second Closing”) may be held at the offices of the Company’s Counsel, which Second Closing would be held no later than three Trading Days following the satisfaction of the Stockholder Approval Condition (as hereinafter defined) (the “Second Closing Date”).

(c) Payments. Immediately upon a Purchaser’s execution of this Agreement, such Purchaser shall deposit the full Aggregate Purchase Price, as set forth on such Purchaser’s signature page to this Agreement, into an account established by the Company with the Escrow Agent and designated in writing to such Purchaser by the Company (the “Escrow Account”). Such deposit shall be made in United States dollars and in immediately available funds by wire transfer. Upon written instruction by (i) the Company and (ii) the Co-Placement Agents to the Escrow Agent, the Escrow Agent shall release funds from the Escrow Account to the Company at the First Closing and, if applicable, at the Second Closing. Such funds shall be paid by the Escrow Agent to the Company in United States dollars and in immediately available funds by wire transfer to an account established by the Company and designated in writing to the Escrow Agent by the Company. If any funds remain in the Escrow Account at 6:00 p.m. New York time on the Stockholder Approval Termination Date, the Escrow Agent shall, on the next Trading Day, return those funds, without interest, to those Purchasers whose payment(s) hereunder have not been used to purchase Units.

2.2 First Closing Deliveries.

(a) At the First Closing, the Company shall deliver or cause to be delivered to Purchasers, and/or the Co-Placement Agents on behalf of the Purchasers, the following:

(i) a stock certificate for the number of Shares included in the Initial Units purchased by such Purchaser at the First Closing, in the name of such Purchaser and bearing a restrictive legend under the Securities Act as described in Section 3.2(j) below (such stock certificate may be delivered within three Trading Days of the First Closing Date; and

(ii) a Warrant registered in the name of such Purchaser to purchase up to a number of Shares equal to 100% of such Purchaser’s Initial Units actually purchased hereunder at the First Closing, with an exercise price per Share equal to the consolidated closing bid price on the Nasdaq Capital Market (trading symbol “DARA”) for one share of Common Stock for the trading day prior to the First Closing Date (the “Warrant Exercise Price”), subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the First Closing Date).

(b) At the First Closing, the aggregate Purchase Price for the Initial Units purchased at the First Closing shall be delivered to the Company from the Escrow Account in accordance with Section 2.1(c).

2.3 Second Closing Deliveries.

(a) At the Second Closing (if applicable), the Company shall deliver or cause to be delivered to the Co-Placement Agents on behalf of the Purchasers the following:

(i) a stock certificate for the number of Shares included in the Remaining Units purchased by such Purchaser at the Second Closing, in the name of such Purchaser and bearing a restrictive legend under the Securities Act as described in Section 3.2(j) (such Warrant certificate may be delivered within three Trading Days of the Second Closing Date; and

(ii) a Warrant registered in the name of such Purchaser to purchase up to a number of Shares equal to 100% of such Purchaser’s Remaining Units actually purchased hereunder at the Second Closing, with an exercise price per Share equal to the Warrant Exercise Price, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Second Closing Date).

(b) At the Second Closing (if applicable), the aggregate Purchase Price for the Remaining Units purchased at the Second Closing shall be delivered to the Company from the Escrow Account in accordance with Section 2.1(c).

2.4 Closing Conditions.

(a) Conditions Precedent to the Obligations of the Purchasers at the Closings. The obligation of each Purchaser to acquire the Initial Units at the First Closing and the Remaining

Units at the Second Closing (if applicable) is subject to the satisfaction or waiver by such Purchaser, at or before the First Closing or Second Closing, as applicable, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the First Closing Date or the Second Closing Date, as applicable, as though made on and as of such date; provided, however, that those representations and warranties qualified by materiality shall be true and correct in all respects as of the date when made and as of the First Closing Date or the Second Closing Date, as applicable, as though made on and as of such date.

(ii) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by it at or prior to the First Closing or the Second Closing, as applicable.

(iii) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted, or to the Company’s knowledge, threatened, on or before the First Closing Date or the Second Closing Date, as applicable, which action, suit or proceeding would reasonably be expected to have a Material Adverse Effect.

(b) Conditions Precedent to the Obligations of the Company at the Closings. The obligation of the Company to sell the Initial Units to a Purchaser at the First Closing and the Remaining Units at the Second Closing (if applicable) is subject to the satisfaction or waiver by the Company, at or before the First Closing or the Second Closing, as applicable, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of such Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the First Closing Date or the Second Closing Date, as applicable, as though made on and as of such date; provided, however, that those representations and warranties qualified by materiality shall be true and correct in all respects as of the date when made and as of the First Closing Date or the Second Closing Date, as applicable, as though made on and as of such date.

(ii) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by such Purchaser at or prior to the First Closing or the Second Closing, as applicable.

(iii) Company Acceptance. The Company shall have accepted such Purchaser’s commitment to purchase Units as set forth on such Purchaser’s signature page, as evidenced by the countersignature of a Company officer on such signature page where indicated.

(c) Additional Conditions to the Second Closing. The obligations of each Purchaser to accept delivery of, and the Company’s obligation to sell and issue, the Remaining Units are subject to the Company’s receipt and effectiveness of stockholder approval for the issuance of the Remaining Units as, and to the extent, required pursuant to the rules and regulations of the Nasdaq Stock Market, the Commission or otherwise (the “Stockholder Approval Condition”). If and to the extent applicable, following the satisfaction of the foregoing condition, the Company will issue to the Purchasers the Remaining Units and shall instruct the Escrow Agent to remit, and the Escrow Agent shall remit, payment of the aggregate Purchase Price for the Remaining Units to the Company pursuant to Section 2.1(c).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, any Company Quarterly Report on Form 10-Q filed since the filing date of such Annual Report, or any of the Company’s Current Reports on Form 8-K filed since the filing date of such Annual Report (all collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, each Purchaser as of the date hereof and as of each Closing Date, as follows:

(a) Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as currently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon: (i) the Company and its Subsidiaries as a whole, (ii) the business, financial condition, properties, operations or assets of the Company and its Subsidiaries as a whole, or (iii) the Company’s ability to perform its obligations under the Transaction Agreements in all material respects (each, a “Material Adverse Effect”). No proceeding has been instituted, or to the Company’s knowledge, threatened, in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except as set forth in the SEC Reports, the Company does not currently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a “Subsidiary”). Except for matters which are not reasonably likely to have a Material Adverse Effect, each Subsidiary of the Company has been duly incorporated, formed, or organized, and is validly existing, in good standing under the laws of the jurisdiction of its incorporation, formation, or organization, with full power and authority to own its properties and conduct its business as currently conducted. Except for matters which are not reasonably likely to have a Material Adverse Effect, all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and, except as disclosed in the SEC Reports, is owned of record by the Company, or a Subsidiary of the Company.

(b) Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Agreements. The execution and delivery of the Transaction Agreements, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action. The Transaction Agreements that require execution by the Company have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws; (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) No Conflict or Default. The execution and delivery of the Transaction Agreements, the issuance and sale of the Securities to be sold by the Company under the Transaction Agreements, the fulfillment of the terms of the Transaction Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, (ii) any stockholders agreement, voting agreement or similar agreement concerning the voting rights of stockholders, (iii) the Certificate of Incorporation, bylaws or other organizational documents of the Company, as amended, or (iv) with respect to the issuance and sale of the Securities, assuming the accuracy of the representations and warranties and the performance and satisfaction of the covenants and agreements, of the Purchasers pursuant to the Transaction Agreements, any law, rule, ordinance, statute, regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company’s respective properties; or (B) result in the creation or imposition of any Lien upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Transaction Agreements by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Transaction Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

(d) Capitalization. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”). At December 31, 2008, there were 30,113,829 shares of Common Stock issued and 30,101,328 shares of Common Stock outstanding. There were no shares of Preferred Stock issued and outstanding as of December 31,

2008. As of December 31, 2008, no shares of the Company’s Common Stock were reserved for issuance, except (a) up to 2,228,213 shares of Common Stock reserved for issuance pursuant to outstanding stock options, (b) up to 4,041,408 shares of Common Stock reserved for future issuance pursuant to the Company’s employee and director incentive stock plans (excluding shares reflected in clause (a) above) and (c) up to 4,277,511 shares of Common Stock reserved for issuance pursuant to outstanding warrants. All outstanding stock options have been appropriately issued, dated and authorized under the Company’s employee and director incentive stock plans. Since December 31, 2008, the Company has not issued any shares of Common Stock or any securities convertible into or exercisable for any shares of its Common Stock, other than pursuant to its employee and director incentive stock plans and upon the exercise of outstanding stock options. There are not any outstanding preemptive rights or rights of first refusal that would provide for the issuance or sale of any Common Stock of the Company to any Person as a result of the transactions contemplated by this Agreement.

(e) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Agreements, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Agreements. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Agreements. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(f) Legal Proceedings. There is no legal, administrative, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company is subject, that is reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body that is reasonably likely to have a Material Adverse Effect.

(g) SEC Reports. The SEC Reports, including copies of all the exhibits included or referenced therein, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amendment or superseding filing): (i) have been prepared and filed in compliance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) No Violations. The Company is not in violation of its Certificate of Incorporation or bylaws, as amended. To the knowledge of the Company, it is not in violation of any law, rule, ordinance, statute, regulation or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default

(and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default is reasonably likely to have a Material Adverse Effect.

(i) Governmental Permits, Etc. The Company and each of its Subsidiaries have all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

(j) Good and Marketable Title to Property. The Company and its Subsidiaries have good and marketable title to, or a valid, subsisting and enforceable interest in, all real properties and all other properties and assets owned or leased by them that are material to the operation of the Company’s business.

(k) Intellectual Property. Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company or a Subsidiary has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, trade names, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) the Company or a Subsidiary owns and has the right to use the same, free and clear of any claim or conflict with the rights of others (subject to the provisions of any applicable license agreement). To the Company’s knowledge, its use of its Intellectual Property does not infringe the intellectual property rights of any third party which could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

(l) Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company on a consolidated basis as of the dates therein indicated, and the consolidated results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The Company has no off-balance sheet arrangements. The Company’s internal accounting controls and procedures are sufficient to cause the Company and each Subsidiary to prepare financial statements that comply in all material respects with generally accepted accounting principles and the rules and regulations of the Commission on a consistent basis during the periods involved. Since December 31, 2008, nothing has been brought to the attention of the Company’s management that would result in any reportable condition relating to the Company’s internal accounting procedures, weaknesses or controls that has not been reported as required by the Commission.

(m) Tax Returns. Except for matters which are not reasonably likely to have a Material Adverse Effect, the Company and its Subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject and have paid or accrued all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations.

(n) No Material Adverse Change. There has not been since December 31, 2008 any event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect.

(o) Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts, which breach or default is reasonably likely to result in a Material Adverse Effect. The Company maintains insurance in scope and amount which is reasonable and customary in the businesses in which the Company and the Subsidiaries are engaged.

(p) Investment Company. The Company is not an “investment company” or an “affiliated person” of an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

(q) Certain Fees. Except for the fees payable to the Co-Placement Agents, and fees payable to Roccus Partners, Inc., no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Agreements. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Agreements.

(s) Employees. The Company and each of its Subsidiaries is in compliance in all material respects with all laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company or any of its Subsidiaries by any governmental agency responsible for the enforcement of such laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before any governmental agency or body or any strike, picketing, boycott, dispute, slowdown or stoppage pending, or to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries or any predecessor entity. No question concerning representation exists respecting the employees of the Company or any of its

Subsidiaries and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its Subsidiaries, if any.

3.2 Representations, Warranties and Covenants the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of each Closing Date to the Company, and covenants with the Company, as follows:

(a) The Purchaser has carefully read the Transaction Agreements and is familiar with and understands the terms thereof. The Purchaser has also carefully read and considered the Company SEC Reports, including, without limitation, the financial statements included therein. The Purchaser fully understands all of the risks related to the purchase of the Units. The Purchaser understands that nothing in the SEC Reports, any Transaction Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Units for the Purchaser’s particular tax and financial situation and has determined that the Units being purchased by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Units involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the sale of the Units and exercise of the Warrants.

(b) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or other advisor(s). The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units.

(c) The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or Persons acting on behalf of the Company concerning the Company, the offering contemplated by the Transaction Agreements and the Securities and all such questions have been answered to the full satisfaction of the Purchaser.

(d) After examination of the SEC Reports and other information available, the Purchaser is fully aware of the business, financial condition, risks associated with investment in the Units and the operating history relating to the Company, and therefore in subscribing for the purchase of the Units, the Purchaser is not relying upon any information other than information contained in the SEC Reports or in the Transaction Agreements. The Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by the Transaction Agreements, that it has independently determined to enter into the transactions contemplated thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of the Units hereunder. The Purchaser acknowledges that the Purchaser has not, either individually or collectively with any other Purchasers, taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act with respect to the Company.

(e) The Purchaser is not purchasing the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

(f) If the Purchaser is a natural Person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(g) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection the transactions contemplated by the Transaction Agreements, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Transaction Agreements. The Purchaser has independently evaluated the merits and risks of its decision to purchase the Units, and the Purchaser confirms that it has not relied on the advice of the Company’s or any other Purchaser’s business and/or legal counsel in making such decision.

(h) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Units or any of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act. The Purchaser is acquiring the Securities in the ordinary course of business. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities purchased hereunder. By making these representations herein, the Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

(i) The Purchaser understands that: (i) The Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(j) The Purchaser acknowledges and agrees that the Shares, the Warrants, and upon exercise of the Warrants, the Warrant Shares, shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

THIS SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD HERETO AND THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

(k) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Units, and (b) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity;

and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Units.

(l) The information contained in the purchaser questionnaire in the form of Exhibit B attached hereto delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act on the basis indicated therein and is a resident of the jurisdiction set forth therein. The Purchaser is not required to be a registered broker-dealer under Section 15 of the Exchange Act. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the

(m) The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection herewith, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

(n) The Purchaser understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

(o) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Units or the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Units or the Securities.

(p) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

(q) The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder. Assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Company pursuant to the Transaction Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Transaction Agreement by the Purchaser, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

(r) The Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Units to such Purchaser.

(s) The Purchaser has, in connection with its purchase of the Units, complied with all applicable provisions of the Securities Act, including the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

(t) Other than the transaction contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchase or disposition, including Short Sales, in the securities of the Company during the Discussion Time. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Furnishing of Information. As long as any Purchaser owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and the rules and regulations of the Trading Market. As long as any Purchaser owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.2 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day immediately following the First Closing Date, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Agreements thereto. The Company may, contemporaneously with such Form 8-K issue a press release concerning the transactions contemplated hereby. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. The Company shall not need the prior consent of any Purchaser to issue the press release with respect to the transactions contemplated hereby as set forth above in this Section 4.2. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the filing of final Transaction Agreements (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

4.3 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Agreements, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Units hereunder for general corporate purposes, including without limitation working capital.

4.5 Indemnification of Purchasers. Subject to the provisions of this Section 4.5, the Company will indemnify, defend and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Agreements or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Agreements (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Agreements or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Agreements.

4.6 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.7 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.2. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement, or other information provided by or on behalf of the Company to such Purchaser, is publicly disclosed by the Company as described in Section 4.2 or otherwise, such Purchaser will maintain the confidentiality of all such disclosures (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.2 and any other material nonpublic information disclosed by or on behalf of the Company to such Purchaser is publicly announced. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.8 Delivery of Securities After Closing. Subject to the receipt of all necessary information from each Purchaser, the Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser at a Closing to such Purchaser within three Trading Days of the applicable Closing Date.

4.9 Stockholder Approval Event. If the Company agrees to sell and the Purchasers agree to purchase any Remaining Units hereunder, and if, and to the extent, the Company determines, in its reasonable discretion, that stockholder approval is required for the issuance of such Remaining Units pursuant to the rules and regulations of the Nasdaq Stock Market (the “Nasdaq Stockholder Approval Requirement”), the Commission or otherwise, the Company shall prepare and file with the Commission either (i) a proxy statement pursuant to Section 14(a) of the Exchange Act or (ii) an information statement pursuant to Section 14(c) of the Exchange Act. In the event of such filing, the Company shall use its commercially reasonable efforts to satisfy the Stockholder Approval Condition within seventy-five (75) days of the First Closing Date (such date being the “Stockholder Approval Termination Date”). The Stockholder Approval Termination Date may be extended by the Company upon written notice to the Purchasers for up to an additional thirty (30) days.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder with respect to any future Closing only and without any effect whatsoever on the obligations between the Company and the other Purchasers or on Units purchased hereunder by such Purchaser at a prior Closing, by written notice to the other parties, if (i) the First Closing has not been consummated on or before July 20, 2009, or (ii) the Second Closing (if applicable) has not been consummated on or before September 30, 2009; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties). Upon such termination, the terminating Purchaser shall be entitled to receive a full refund of such Purchaser’s Aggregate Purchase Price that has not already been applied to the purchase of Units hereunder at a Closing hereunder.

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Agreements to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Agreements, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser(s) holding 51% or more of the then outstanding Securities sold pursuant to this Agreement, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Agreements shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The parties hereby waive all rights to a trial by jury.

5.10 Survival. The representations and warranties contained herein shall survive until the 18 month anniversary of the date hereof.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective with respect to each Purchaser when counterparts have been signed by such Purchaser and the Company and delivered by each to the other, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Agreements. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Agreements and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or nonperformance of the obligations of any other Purchaser under any Transaction Agreement. Nothing contained herein or in any other Transaction Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each

Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Agreements. Company has elected to provide all Purchasers with the same terms and Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Agreements and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Agreements or any amendments hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DARA BIOSCIENCES, INC.		8601 Six Forks Road, Suite 160
Raleigh, NC 27615
Attn: Richard A. Franco
By:		Fax: 919-861-0239
Name:	Richard A. Franco	e-mail: rfranco@darabiosciences.com
Title:	President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory (if Purchaser is an entity):

Date of Signature and Deposit of Funds in Escrow Account:

Email Address of Purchaser:

Fax Number of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

EIN Number:

Total Number of Units:

Approval of this Purchaser’s Signature Page by Company:
Richard A. Franco
President

EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND NEITHER THIS WARRANT, THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST HEREIN OR THEREIN MAY BE ACQUIRED UPON EXERCISE HEREUNDER, OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD HERETO AND THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

COMMON STOCK PURCHASE WARRANT

To Purchase Shares of Common Stock of

DARA BIOSCIENCES, INC.

Dated as of [            ], 2009

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, the holder (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the 12-month anniversary of the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from DARA BioSciences, Inc., a Delaware corporation (the “Company”), up to [        TBD        ] shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 15, 2009, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Subject to compliance with applicable securities laws, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the

Company); provided, however, within five Trading Days of the date said Notice of Exercise is delivered to the Company, if this Warrant is exercised in full, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within two Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The per share exercise price of the Common Stock under this Warrant shall be $[        TBD        ], subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at any time during the term of this Warrant either there is no effective registration statement registering, or no current prospectus available for, the issuance of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the Trading Day immediately preceding the date of such election;

(B)	=	the Exercise Price of this Warrant, as adjusted; and

(X)	=	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

d) Mechanics of Exercise.

i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

2

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within three Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.

iii. Restrictive Legend. The Holder understands that unless the issuance of the Warrant Shares shall have been registered or otherwise may be sold pursuant to Rule 144 under the Securities Act or another exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Warrant Shares shall bear a restrictive legend in substantially the form described in the Purchase Agreement (and a stop-transfer order may be placed against transfer of the certificates for such securities).

iv. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant or the other Warrants), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made

3

pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and/or any other consideration, including cash (the “Alternate Consideration”), receivable as a result of such merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holders. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 4. Transfer of Warrant.

4

a) Transferability. This Warrant and all rights hereunder are transferable in accordance, and only in accordance, with applicable securities laws and the Securities Purchase Agreement, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender

5

and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

6

g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will not be registered and will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:            , 2009

DARA BIOSCIENCES, INC.

By:
Name:	Richard A. Franco
Title:	President

8

ANNUAL MEETING OF STOCKHOLDERS OF

DARA BIOSCIENCES, INC.

to be held August 12, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 12, 2009.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT

http://phx.corporate-ir.net/phoenix.zhtml?c=219408&p=proxy.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

    ¢    20430303000000001000     5                                                                              081209

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Proposal to elect four members of the board of directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Richard A. Franco, Sr. O Haywood D. Cochrane, Jr. O David J. Drutz, M.D. O Gail F. Lieberman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve the issuance of shares of our common stock issuable in connection with the sale of Units comprised of shares of common stock and warrants to purchase shares of common stock pursuant to a private placement transaction.	☐	☐	☐

3.	Proposal to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the 2009 fiscal year.	☐	☐	☐

4.	Proposal to grant discretionary authority to the Company’s Board of Directors to adjourn or postpone the annual meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals submitted herein.	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

0                            ¢

DARA BIOSCIENCES, INC.

Proxy for Annual Meeting of Stockholders on August 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

AND SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Richard A. Franco, Sr. and Ann A. Rosar, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of DARA BioSciences, Inc. (the “Company”) to be held on August 12, 2009, 11:00 a.m., local time, at the Company’s corporate headquarters at 8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27615, and any adjournments thereof, and there to vote and act upon the following matter proposed by us in respect of all of our shares of stock which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side.)

¢	14475 ¢